Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
14.	SUBSEQUENT EVENTS

On Jan. 21, 2021, the “Company” or “SOS” has entered into a purchase agreement to procure 14238 BTC mining rigs with BTC Hash Power of approximately 527P, as well as 1408 ETH mining rigs with Hash Power of approximately 1056G as part of SOS’ plan to execute its strategic plan of cloud cryptocurrency mining in pursuit of the rising cryptocurrency prices. Pursuant to the purchase agreement, SOS is expected to pay approximately US$20 million to purchase 14238 PCS built with parts including the Momentum T2T 37T Double Speed, 1408 Momentum A10 Pro 780M, from HY International Group New York Inc. a seller of cryptocurrency mining rigs. The pool of prospective mining rigs will generate BTC Hash Power 527P and ETH Hash Power 1056G, once all of these mining rigs are set up in place and in operation, the pool of harsh power is projected to create roughly 3.5 BTC and 63 ETH every day, making about $206,551 per day, based on the current cryptocurrency prices. The shipment is expected to be delivered over three time installments: (1) February 14, 2021, 5000 PCS; (2) March 14, 2021, 5000 PCS; and (3) April 15, 2021, 5646 PCS. As of date of the report, all mining rigs had been delivered.

On April 20, 2021, the “Company has entered into an agreement to purchase 575 cryptocurrency ETH mining rigs. The mining rigs are expected to be delivered on or about April 30, 2021.As of date of the report, the mining rigs remained undelivered.